 SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934
(AMENDMENT NO. )

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Variable Insurance Funds

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Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219-3035
1-800-451-8382

August 12, 2002

Dear Contract Owner:

The Board of Trustees has called a special meeting of the shareholders of the AmSouth Mid Cap Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, and AmSouth Enhanced Market Fund (each a "Fund", collectively the "Funds"), each a series of the Variable Insurance Funds (the "Trust"), to take place on September 13, 2002, at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219 at 10:00 a.m., Eastern Time, or as adjourned from time to time.

You are receiving this notice because you own shares of one or more of the Funds through the AmSouth Premium Plus Variable Annuity.

The purpose of this meeting is to seek shareholder approval for the following proposals:

  To approve proposed investment sub-advisory agreements with respect to the AmSouth Mid Cap Fund and the AmSouth International Equity Fund; and
  To approve a proposal that would permit AmSouth Investment Management Company, LLC ("AmSouth") and the Trust to enter into or materially change investment sub-advisory agreements with sub-advisers on behalf of each Fund without obtaining shareholder approval.

The Trustees have unanimously approved each of the proposals and now recommend that you vote "FOR" each applicable proposal.

What you need to do:

  Read all enclosed materials.
  Choose one of the following options to vote:
    By Mail: Complete the enclosed proxy card (or cards if you own more than one of the Funds) and return it in the postage-paid envelope provided.
    By Telephone: Call the toll-free number on your proxy card.
    Attend the shareholder meeting (details enclosed).

The Trustees believe that each proposal is important and recommend that you read the enclosed materials carefully and then vote "FOR" each applicable proposal.

Respectfully,

/s/ Walter B. Grimm

Walter B. Grimm
President and Chairman of the Board
Variable Insurance Funds

SHAREHOLDERS ARE URGED TO VOTE BY COMPLETING AND RETURNING THE APPLICABLE PROXY CARD, BY TELEPHONE, OR BY ATTENDING THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219-3035
1-800-451-8382
______________________________________________________

AmSouth Mid Cap Fund
AmSouth International Equity Fund
AmSouth Large Cap Fund
AmSouth Enhanced Market Fund
NOTICE

Special Meeting Of Shareholders
To Be Held September 13, 2002

To the shareholders of the AmSouth Mid Cap Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, and AmSouth Enhanced Market Fund:

Notice is hereby given that the Board of Trustees has called a special meeting of the shareholders of the AmSouth Mid Cap Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, and AmSouth Enhanced Market Fund (each a "Fund", collectively the "Funds"), each a series of the Variable Insurance Funds (the "Trust"), to take place on September 13, 2002, at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219 at 10:00 a.m., Eastern Time, or as adjourned from time to time (the "Meeting"), for the following purposes:

  To approve a proposed investment sub-advisory agreement between AmSouth Investment Management Company, LLC ("AmSouth") and OakBrook Investments, LLC with respect to the AmSouth Mid Cap Fund;
  To approve a proposed investment sub-advisory agreement between AmSouth and Dimensional Fund Advisors Inc. with respect to the AmSouth International Equity Fund;
  To approve a proposal that would permit AmSouth and the Trust to enter into or materially change agreements with sub-advisers on behalf of each Fund without obtaining shareholder approval; and
  To transact such other business as may properly come before the Meeting.

After careful consideration, the Trustees unanimously approved each proposal above and unanimously recommend that shareholders of the Funds vote "FOR" each applicable proposal.

The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Trustees have fixed the close of business on August 6, 2002 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting. For each Fund, each shareholder is entitled to one vote for each dollar invested, and each fractional share shall be entitled to a proportionate fractional vote.

Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND RETURN PROMPTLY THE APPLICABLE ENCLOSED PROXY CARD (OR CARDS IF YOU OWN SHARES OF MORE THAN ONE FUND) IN THE ENVELOPE PROVIDED, SO THAT YOU WILL BE REPRESENTED AT THE MEETING. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

By order of the Board of Trustees,

Alaina Metz
Secretary

Columbus, Ohio
August 12, 2002

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE APPLICABLE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES (UNLESS YOU ARE VOTING BY TELEPHONE). NO POSTAGE IS NECESSARY IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219-3035
1-800-451-8382

______________________________________________________

AmSouth Mid Cap Fund
AmSouth International Equity Fund
AmSouth Large Cap Fund
AmSouth Enhanced Market Fund

PROXY STATEMENT

Special Meeting Of Shareholders
To Be Held September 13, 2002

This proxy statement and the enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Variable Insurance Funds (the "Trust") for use at a special meeting of shareholders of the AmSouth Mid Cap Fund, AmSouth International Equity Fund, AmSouth Large Cap Fund, and AmSouth Enhanced Market Fund (each a "Fund", collectively the "Funds"), each a series of the Trust, to be held at 10:00 a.m., Eastern Time, on September 13, 2002, at the offices of the Trust, 3435 Stelzer Road, Columbus, Ohio 43219, or as adjourned from time to time (the "Meeting"). The Board is soliciting proxies from shareholders with respect to the proposals set forth in the accompanying notice.

It is anticipated that the mailing of proxies and proxy statements to shareholders will begin on or about August 12, 2002.

Shareholder Reports

Shareholders can find important information about the Funds in their annual report dated December 31, 2001, which previously has been furnished to shareholders. Shareholders may request another copy of the annual report and any subsequent semi-annual report by writing to the Trust at the above address, or by calling the telephone number above. Copies of the report will be provided free of charge.

PROPOSAL 1

APPROVAL OF AN INVESTMENT SUB-ADVISORY AGREEMENT
FOR THE AMSOUTH MID CAP FUND

(You are entitled to vote on this proposal only if you are a shareholder in the AmSouth Mid Cap Fund.)

Introduction

Shareholders of the AmSouth Mid Cap Fund (the "Mid Cap Fund") are asked to approve a new investment sub-advisory agreement ("New Agreement") between AmSouth Investment Management Company, LLC ("AmSouth") and OakBrook Investments, LLC ("OakBrook") with respect to the Mid Cap Fund. The New Agreement would have an initial term of up to two years, continuing in effect thereafter from year to year if its continuance is approved at least annually in accordance with relevant provisions of the Investment Company Act of 1940, as amended (the "1940 Act").

Until June 20, 2002, Bennett Lawrence Management LLC ("Bennett Lawrence") served as investment sub-adviser to the Mid Cap Fund pursuant to an investment sub-advisory agreement ("Prior Agreement") dated as of January 3, 2001, and amended and restated as of May 21, 2001. The Prior Agreement was approved by the sole initial shareholder of the Mid Cap Fund on December 28, 2000. Effective June 20, 2002, the Board, upon AmSouth's recommendation, terminated the Prior Agreement with Bennett Lawrence with respect to the Mid Cap Fund. This decision was based upon AmSouth's and the Board's desire for the Mid Cap Fund to reflect a definite mid cap, blended investment style, as opposed to the more aggressive, narrowly focused and growth-oriented approach utilized by Bennett Lawrence. While the Mid Cap Fund's investment objective, primary investment strategies and investment restrictions are not expected to change by virtue of terminating the Prior Agreement, AmSouth anticipates that the Mid Cap Fund will in the future pursue its investment objective using a more value-oriented investment style that will be better integrated with the array of diversified equity offerings sponsored by AmSouth.

AmSouth proposed to the Board that OakBrook provide investment sub-advisory services for the Mid Cap Fund following the termination of the Prior Agreement. Ordinarily, the 1940 Act requires that shareholder approval must be obtained before an investment sub-advisory agreement takes effect. However, to help ensure continuity of management and a smooth transition to a more value-oriented investment style, at a meeting held on June 18, 2002, the Board approved an interim investment sub-advisory agreement dated June 20, 2002 with OakBrook pursuant to Rule 15a-4 under the 1940 Act. Rule 15a-4 permits OakBrook to provide advisory services to the Mid Cap Fund, under an interim agreement having a term of up to 150 days, without shareholder approval as long as:

  OakBrook's compensation during the interim period is no greater than the compensation that Bennett Lawrence would have received under the Prior Agreement; and
  the Board, including a majority of the trustees who are not interested persons of the Trust, approves the interim contract within 10 business days after the termination of the Prior Agreement.

The terms of the interim sub-advisory agreement are identical to those of the proposed New Agreement, except for the effective date and the term of the agreement.

At its June 18, 2002 meeting, the Board considered whether it was in the best interests of the Mid Cap Fund and its shareholders to approve the interim agreement and the New Agreement between AmSouth and OakBrook with respect to the Mid Cap Fund. In light of the information presented for its consideration, the Board determined that each agreement was in the best interests of the Mid Cap Fund and its shareholders and authorized submission of the New Agreement for approval by the Mid Cap Fund's shareholders, as required by applicable law.

If approved by shareholders at the Meeting, the New Agreement will take effect on September 16, 2002. Approval of the New Agreement is not expected to result in any increase in investment advisory fees or overall operating expenses with respect to the Mid Cap Fund.

The Board recommends that shareholders of the Mid Cap Fund approve the proposed New Agreement, a form of which is attached as Exhibit A.

Proposed New Agreement with OakBrook

The terms and advisory fee of the proposed New Agreement are substantially similar to the Prior Agreement with respect to the Mid Cap Fund, except for the parties to the agreement and its effective date.

Under the terms of the proposed New Agreement, OakBrook agrees to furnish the Mid Cap Fund with investment sub-advisory and other services in connection with a continuous investment program for the Mid Cap Fund. Subject to the supervision and control of the Board and AmSouth, OakBrook agrees to: (i) provide investment research and credit analysis concerning the Fund's investments; (ii) place orders for all purchases and sales of the investments made for the Fund; (iii) maintain the books and records required in connection with its duties hereunder; and (iv) keep AmSouth informed of developments materially affecting the Fund. The New Agreement also provides that the services of OakBrook to the Trust are not exclusive, and OakBrook is free to render similar services to others so long as its services pursuant to the New Agreement are not impaired.

For its services, OakBrook would be entitled to receive a fee calculated at an annual rate of  0.30% on the first $50 million of average aggregate daily net assets of the Mid Cap Fund and 0.20% on assets in excess of $50 million; provided that if AmSouth waives some or all of its investment advisory fee, OakBrook shall waive its fee so that it shall receive no more than fifty percent (50%) of the net investment advisory fee paid to AmSouth.  Under the Prior Agreement, Bennett Lawrence was entitled to receive a fee calculated at an annual rate of forty-two one-hundredths of one percent (0.42%) of the average daily net assets of the Mid Cap Fund, which was calculated daily and paid monthly; provided that if AmSouth waived some or all of its investment advisory fee, Bennett Lawrence would waive its fee so that it shall receive no more than 60% of the net investment advisory fees paid to AmSouth. For the fiscal year ended December 31, 2001, AmSouth paid Bennett Lawrence $7,899 in sub-advisory fees.

The New Agreement has an initial term of up to two years from its effective date, with continuation thereafter subject to annual approval by the Board or Mid Cap Fund shareholders, as well as by a majority of the Trustees who are not "interested persons" (for regulatory purposes) of the Trust, AmSouth or OakBrook ("Independent Trustees"). The New Agreement may be terminated at any time, without payment of penalty, on 60 days' written notice by the Board, the shareholders of the Mid Cap Fund, AmSouth or OakBrook. The New Agreement automatically terminates in the event of its assignment.

The New Agreement provides that OakBrook shall not be liable for any error of judgment or mistake of law or for any loss suffered by AmSouth, the Trust or the Mid Cap Fund in connection with the performance of the New Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of OakBrook in the performance of its duties, or from reckless disregard by OakBrook of its duties under the New Agreement.

The foregoing discussion is qualified in its entirety by reference to the attached form of the proposed New Agreement.

Information About OakBrook and Management of the Mid Cap Fund

OakBrook, located at 701 Warrenville Road, Suite 335, Lisle, Illinois 60532, is a Delaware limited liability company and is registered with the SEC as an investment adviser. OakBrook was organized in February, 1998 to perform advisory services for investment companies and other institutional clients. AmSouth Bancorporation, the corporate parent of AmSouth, owns 50% of OakBrook, the other 50% of which is owned by Neil Wright, Janna Sampson and Peter Jankovskis. As of May 31, 2002, OakBrook managed approximately $453 million of assets. Information about OakBrook's current directors and principal executive officer is set forth in Exhibit C.

The Mid Cap Fund is managed by a team from OakBrook. Dr. Neil Wright, Ms. Janna Sampson and Dr. Peter Jankovskis are the portfolio managers for the Mid Cap Fund and have the primary responsibility for the day-to-day portfolio management of the Mid Cap Fund. Dr. Wright is OakBrook's President and the Chief Investment Officer. He holds a doctorate in economics. From 1993 to 1997, Dr. Wright was the Chief Investment Officer of ANB Investment Management & Trust Co. ("ANB"). He managed ANB's Large Cap Growth Fund and other equity funds starting in 1981. Ms. Sampson is OakBrook's Director of Portfolio Management. She holds a master of arts degree in economics. From 1993 to 1997, Ms. Sampson was Senior Portfolio Manager for ANB. She has worked in the investment field since 1981 and was a portfolio manager at ANB from 1987 to 1997. Dr. Jankovskis is OakBrook's Director of Research. He holds a doctorate in economics. He has conducted economic research since 1988. From August, 1992 to July, 1996, Dr. Jankovskis was an Investment Strategist for ANB, and from July, 1996 to December, 1997, he was the Manager of Research for ANB.

In managing the Mid Cap Fund, OakBrook's stock selection process utilizes computer-aided quantitative analysis. OakBrook's computer models use many types of data, but emphasize technical data such as price and volume information. Applying these models to securities comprising the Standard & Poor's 400(R) Mid Cap Index (the "Index"), OakBrook hopes to generate more capital growth than that of the Index. OakBrook's emphasis on technical analyses can result in significant shifts in portfolio holdings at different times. However, stringent risk controls at the style, industry and individual stock levels help ensure the Mid Cap Fund maintains risk characteristics similar to those of the Index.

Board Consideration of the New Agreement

The Board has concluded that the New Agreement will enable the Mid Cap Fund to continue to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the Mid Cap Fund and its shareholders. Accordingly, the Trustees, including the Independent Trustees, unanimously approved the New Agreement and authorized the submission of the New Agreement to Mid Cap Fund shareholders for their approval.

In determining whether it was appropriate to approve the New Agreement and to recommend approval by shareholders, the Board requested information, provided by AmSouth and OakBrook, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

The Trustees approved the interim sub-advisory agreement and the New Agreement, and recommended that Mid Cap Fund shareholders approve the New Agreement, on the basis of the following considerations, among others:

  The investment advisory fees payable to OakBrook are fair and reasonable in light of the services expected to be provided, the anticipated costs of the services, the estimated profitability of OakBrook's relationship with the Mid Cap Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds;

  The New Agreement is substantially similar to the Prior Agreement and does not increase Mid Cap Fund expenses;

  The nature, quality and extent of the investment sub-advisory services expected to be provided by OakBrook, in light of OakBrook's disciplined investment methodology, the high quality services provided to other mutual funds advised by OakBrook, and the historic performance of accounts managed by OakBrook, including achievement of stated investment objectives;

  OakBrook's representations regarding its staffing and capabilities to manage the Mid Cap Fund, including the retention of personnel with significant portfolio management experience and the development of a disciplined investment methodology;

  OakBrook's entrepreneurial commitment to the management and success of the Mid Cap Fund, which could entail a substantial commitment of resources to the successful operation of the Mid Cap Fund; and

  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of OakBrook.

Based on its review of the information requested and provided, the Board determined that the New Agreement was consistent with the best interests of the Mid Cap Fund and its shareholders. Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board unanimously approved the New Agreement and recommended its approval by Mid Cap Fund shareholders.

The Board, including the Independent Trustees, unanimously recommends that Mid Cap Fund shareholders vote "FOR" approval of the New Agreement. Unmarked proxies will be so voted.

PROPOSAL 2

APPROVAL OF AN INVESTMENT SUB-ADVISORY AGREEMENT
FOR THE AMSOUTH INTERNATIONAL EQUITY FUND

(You are entitled to vote on this proposal only if you are a shareholder of the
AmSouth International Equity Fund.)

Introduction

Shareholders of the AmSouth International Equity Fund (the "International Equity Fund") are asked to approve a new investment sub-advisory agreement ("New Agreement") between AmSouth Investment Management Company, LLC ("AmSouth") and Dimensional Fund Advisors Inc. ("Dimensional") with respect to the International Equity Fund. The New Agreement would have an initial term of up to two years, continuing in effect thereafter from year to year if its continuance is approved at least annually in accordance with relevant provisions of the 1940 Act.

Until June 20, 2002, Lazard Asset Management LLC ("Lazard") served as investment sub-adviser to the International Equity Fund pursuant to a sub-advisory agreement ("Prior Agreement") dated as of December 29, 2000, and amended and restated as of May 21, 2001. The Prior Agreement was approved by the sole initial shareholder of the International Equity Fund on December 28, 2000. Effective June 20, 2002, the Board, upon AmSouth's recommendation, terminated the Prior Agreement with Lazard with respect to the International Equity Fund. Although Lazard's performance in managing the International Equity Fund was a key factor in AmSouth's recommendation and the Board's decision, AmSouth believes that Dimensional's investment style will be much more compatible than Lazard's with AmSouth's overall investment management philosophy. While the International Equity Fund's investment objective, primary investment strategies and investment restrictions are not expected to change by virtue of terminating the Prior Agreement, AmSouth anticipates that the International Equity Fund will in the future pursue its investment objective using an investment style that will be better integrated with the array of diversified equity offerings sponsored by AmSouth.

AmSouth proposed to the Board that Dimensional provide investment sub-advisory services for the International Equity Fund following the termination of the Prior Agreement. Ordinarily, the 1940 Act requires that shareholder approval must be obtained before an investment sub-advisory agreement takes effect. However, to help ensure continuity of management by a sub-adviser having expertise in the management of international equity portfolios, at a meeting held on June 18, 2002, the Board approved an interim investment sub-advisory agreement dated June 28, 2002 with Dimensional pursuant to Rule 15a-4 under the 1940 Act. Rule 15a-4 permits Dimensional to provide advisory services to the International Equity Fund, under an interim agreement having a term of up to 150 days, without shareholder approval as long as:

  Dimensional's compensation during the interim period is no greater than the compensation that Lazard would have received under the Prior Agreement; and

  the Board, including a majority of the trustees who are not interested persons of the Trust, approves the interim contract within 10 business days after the termination of the Prior Agreement.

The terms of the interim sub-advisory agreement are identical to those of the proposed New Agreement, except for the effective date and the term of the agreement.

At its June 18, 2002 meeting, the Board considered whether it was in the best interests of the International Equity Fund and its shareholders to approve the interim agreement and the New Agreement between AmSouth and Dimensional with respect to the International Equity Fund. In light of the information presented for its consideration, the Board determined that each agreement was in the best interests of the International Equity Fund and its shareholders and authorized submission of the New Agreement for approval by the International Equity Fund's shareholders, as required by applicable law.

If approved by shareholders at the Meeting, the New Agreement will take effect on September 16, 2002. Approval of the New Agreement is not expected to result in any increase in investment advisory fees or overall operating expenses with respect to the International Equity Fund.

The Board recommends that shareholders of the International Equity Fund approve the proposed New Agreement, a form of which is attached as Exhibit B.

Proposed New Agreement with Dimensional

Except for the parties to the agreement and its effective date, the terms of the proposed New Agreement are similar to the Prior Agreement with respect to the International Equity Fund. Under the terms of the proposed New Agreement, Dimensional agrees to furnish the International Equity Fund with investment sub-advisory and other services in connection with a continuous investment program for the International Equity Fund. Subject to the supervision and control of the Board and AmSouth, Dimensional agrees to: (i) provide investment research and credit analysis concerning the Fund's investments; (ii) place orders for all purchases and sales of the investments made for the Fund; (iii) maintain the books and records required in connection with its duties hereunder; and (iv) keep AmSouth informed of developments materially affecting the Fund.

The New Agreement also provides that the services of Dimensional to the Trust are not exclusive, and Dimensional is free to render similar services to others so long as its services pursuant to the New Agreement are not impaired. However, unlike the Prior Agreement, the New Agreement makes clear that Dimensional may aggregate trades with other investment companies and accounts advised by Dimensional. In this regard, Dimensional will allocate the trades in a manner that it believes is equitable to each investment company.

For its services, Dimensional would be entitled to receive a fee calculated at an annual rate of forty one-hundreths of one percent (.40%) on the first $40 million of average daily net assets of the International Equity Fund and twenty one-hundreths of one percent (.20%) on assets in excess of $40 million, which will be calculated daily and paid monthly. Under the Prior Agreement, Lazard was entitled to receive a fee calculated at an annual rate of fifty one-hundredths of one percent (0.50%) of the average daily net assets of the Mid Cap Fund, which was calculated daily and paid monthly. For the fiscal year ended December 31, 2001, AmSouth paid Lazard $43,020 in sub-advisory fees.

The New Agreement has an initial term of up to two years from its effective date, with continuation thereafter subject to annual approval by the Board or International Equity Fund shareholders, as well as by a majority of the Trustees who are not "interested persons" (for regulatory purposes) of the Trust, AmSouth or Dimensional ("Independent Trustees"). The New Agreement may be terminated at any time, without payment of penalty, on 60 days' written notice by the Board, the shareholders of the International Equity Fund, AmSouth or Dimensional. The New Agreement automatically terminates in the event of its assignment.

The New Agreement provides that Dimensional shall not be liable for any error of judgment or mistake of law or for any loss suffered by AmSouth, the Trust or the International Equity Fund in connection with the performance of the New Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Dimensional in the performance of its duties, or from reckless disregard by Dimensional of its duties under the New Agreement.

The foregoing discussion is qualified in its entirety by reference to the attached form of the proposed New Agreement.

Information About Dimensional and Management of the International Equity Fund

Dimensional, located at 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401, provides discretionary investment management services to client discretionary accounts with assets totaling approximately $39 billion as of May 31, 2002. Information about Dimensional's current directors and principal executive officer, as well as information about Dimensional's experience managing comparable mutual funds, is set forth in Exhibit D.

Dimensional has established an Investment Committee to set the investment policy and procedures for all Dimensional-managed portfolios. Investment decisions for the International Equity Fund are made by the Investment Committee, which meets on a regular basis and also as needed to consider investment issues. The Investment Committee is composed of certain officers and directors of Dimensional who are elected annually.

Dimensional's equity investment strategy seeks to combine broad asset diversification, low cost, and reliable asset class exposure of passive strategies while adding value through engineering and trading. To this end, Dimensional intends to double the International Equity Fund's holdings across twenty-one developed countries in Europe and Asia. In addition, the International Equity Fund's portfolio will be more value oriented than the portfolio managed by Lazard, and the International Equity Fund's holdings on average will have a smaller market capitalization.

Board Consideration of the New Agreement

The Board has concluded that the New Agreement will enable the International Equity Fund to continue to receive high quality services at a cost that is appropriate, reasonable, and in the best interests of the International Equity Fund and its shareholders. Accordingly, the Trustees, including the Independent Trustees, unanimously approved the New Agreement and authorized the submission of the New Agreement to International Equity Fund shareholders for their approval.

In determining whether it was appropriate to approve the New Agreement and to recommend approval by shareholders, the Board requested information, provided by AmSouth and Dimensional, that it believed to be reasonably necessary to reach its conclusion. The Board carefully evaluated this information, and was advised by legal counsel with respect to its deliberations.

The Trustees approved the interim sub-advisory agreement and the New Agreement, and recommended that International Equity Fund shareholders approve the New Agreement, on the basis of the following considerations, among others:

  The investment advisory fees payable to Dimensional are fair and reasonable in light of the services expected to be provided, the anticipated costs of the services, the estimated profitability of Dimensional's relationship with the International Equity Fund, and the comparability of the proposed fee to fees paid by comparable mutual funds;
  The New Agreement is similar to the Prior Agreement and does not increase International Equity Fund expenses;
  The nature, quality and extent of the investment sub-advisory services expected to be provided by Dimensional, in light of the high quality services provided to other mutual funds advised by Dimensional and their historic performance, including achievement of stated investment objectives;
  Dimensional's representations regarding its staffing and capabilities to manage the International Equity Fund, including the retention of personnel with significant portfolio management experience and commitment to a disciplined international value equity management strategy;
  Dimensional's entrepreneurial commitment to the management and success of the International Equity Fund, which could entail a substantial commitment of resources to the successful operation of the International Equity Fund; and
  The overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of Dimensional.

Based on its review of the information requested and provided, the Board determined that the New Agreement was consistent with the best interests of the International Equity Fund and its shareholders. Accordingly, in light of the above considerations and such other factors and information it considered relevant, the Board unanimously approved the New Agreement and recommended its approval by International Equity Fund shareholders.

The Board, including the Independent Trustees, unanimously recommends that International Equity Fund shareholders vote "FOR" approval of the New Agreement. Unmarked proxies will be so voted.

PROPOSAL 3

APPROVAL OF A POLICY TO PERMIT THE TRUST AND AMSOUTH TO ENTER INTO, OR MATERIALLY AMEND, INVESTMENT SUB-ADVISORY AGREEMENTS WITHOUT OBTAINING SHAREHOLDER APPROVAL

(Shareholders of each Fund are entitled to vote on this proposal.)

At a meeting of the Board held on June 18, 2002, the Trustees approved the submission for shareholder consideration of a proposal to permit the Trust and AmSouth Investment Management Company, LLC ("AmSouth"), in its capacity as adviser to each Fund, to enter into, and materially amend, investment sub-advisory agreements with the sub-advisers retained to manage the Funds without obtaining shareholder approval. Submission of this proposal is required under the terms of an order (the "Order") that the Trust expects to receive from the SEC. The Order would grant exemptive relief from the provisions of the 1940 Act and its rules, as discussed below.

The Board recommends that shareholders of each Fund approve this proposal. Approval by the Board, including a majority of the Trustees who are not "interested persons" (for regulatory purposes) of AmSouth or the Trust ("Independent Trustees"), will continue to be required prior to entering into a new sub-investment advisory agreement with respect to any Fund and amending an existing investment sub-advisory agreement with respect to any Fund. If shareholders approve this proposal, a shareholder vote generally will not be required to approve investment sub-advisory agreements and material changes to them. However, the proposal will only apply to entering into any investment sub-advisory agreements with a sub-adviser that is not an "affiliated person" (for regulatory purposes) of AmSouth or the Trust, other than by reason of serving as a sub-adviser to a Fund.

Reasons for the Proposal and Trustees' Recommendation

The Board believes that it is appropriate and in the best interest of each Fund's shareholders to provide AmSouth and the Board with maximum flexibility to recommend, supervise and evaluate sub-advisers without incurring the unnecessary delay or expense of obtaining shareholder approval. This process will allow the Funds to operate more efficiently. Currently, to appoint a sub-adviser or to materially amend an investment sub-advisory agreement, the Trust must call and hold a shareholder meeting of each affected Fund, create and distribute proxy materials, and solicit proxy votes from the Fund's shareholders. Further, if a sub-adviser undergoes a change of control, the Trust currently must seek approval of a new investment sub-advisory agreement from shareholders of the affected Funds, even where there will be no change in the persons managing a Fund. This process is time-consuming and costly, and the costs are generally borne entirely by the respective Fund with a consequent reduction in shareholder investment return. Without the delay inherent in holding a shareholder meeting, AmSouth and the Board would be able to act more quickly, and with less expense, to appoint a sub-adviser when the Board and AmSouth believe that the appointment would benefit a Fund.

In its capacity as adviser to each Fund, AmSouth currently oversees and monitors the performance of each Fund's sub-adviser. AmSouth also is responsible for determining whether to recommend to the Board that a particular investment sub-advisory agreement be entered into or terminated. A determination of whether to recommend the termination of an investment sub-advisory agreement depends on a number of factors, including, but not limited to, the sub-adviser's performance record while managing a Fund.

By investing in a Fund, shareholders in effect hire AmSouth to manage that Fund's assets directly or to hire an external sub-adviser under AmSouth's supervision. Accordingly, the Board believes that shareholders expect that AmSouth and the Board take responsibility for overseeing each Fund's sub-advisers and recommending their hiring, termination and replacement.

If the SEC grants the exemption, AmSouth, with the approval of the Board, would have the same authority and flexibility with respect to sub-advisers that they have for their own internal portfolio managers; namely that AmSouth can continually monitor their performance and replace them if it, with the approval of the Board, believes such action is appropriate (for example, if performance is not satisfactory). Under this proposal, AmSouth will continue to monitor the performance of each sub-adviser and may from time to time recommend that the Board add, replace or terminate one or more sub-advisers or appoint additional investment sub-advisers, depending on AmSouth's assessment of what combination of sub-advisers it believes will optimize a Fund's chances of achieving its investment objectives.

Thus, in light of the contractual arrangements under which AmSouth has been engaged as an adviser and the sub-advisers serve as sub-advisers, and in light of AmSouth's experience in recommending and monitoring sub-advisers, the Board believes that it is appropriate to allow the recommendation, supervision and evaluation of sub-advisers to be conducted by AmSouth. The Board also believes that this approach would be consistent with shareholders' expectations that AmSouth will use its expertise to recommend to the Board qualified candidates to serve as sub-advisers.

The Board will continue to provide oversight of the investment sub-advisory selection and engagement process. The Board, including a majority of the Independent Trustees, will continue to evaluate and consider for approval all new or amended investment sub-advisory agreements. In addition, under the 1940 Act and the terms of the investment sub-advisory agreements, the Board, including a majority of the Independent Trustees, are required to annually review and consider for renewal each of these agreements after the initial term. Upon entering into, renewing or amending an investment sub-advisory agreement, AmSouth and each sub-adviser have a legal duty to provide to the Board information relevant to the Board's consideration of the agreement.

Shareholder Approval of this Proposal Will Not Result in an Increase or Decrease in the Total Amount of Investment Advisory Fees Paid by the Funds to AmSouth. When engaging sub-advisers and entering into and amending investment sub-advisory agreements, AmSouth has negotiated and will continue to negotiate fees with these sub-advisers. Because these fees are paid by AmSouth, and not directly by each Fund, any fee reduction negotiated by AmSouth may benefit AmSouth, and any increase will be a detriment to AmSouth. The fees paid to AmSouth by the Funds and the fees paid to sub-advisers by AmSouth are considered by the Board in approving and renewing the investment advisory and sub-advisory agreements. Any increase in fees paid by a Fund to AmSouth would continue to require shareholder approval. In any event, if shareholders approve this proposal, AmSouth, pursuant to each Fund's investment advisory agreement, will continue to provide the same level of investment management and related services to the Funds as it currently provides.

The Order

The Trust, AmSouth and other parties will file an application with the SEC requesting an order for relief from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder. These provisions of the 1940 Act require that shareholders approve advisory agreements, including the investment sub-advisory agreements, on behalf of a Fund, and approve any material amendment to such advisory agreements. While there can be no assurance, the Trust and AmSouth expect that the Order will be issued by the SEC. If shareholders approve this proposal, AmSouth and the Trust would be authorized to evaluate, select and retain new sub-advisers for the Funds, or materially amend an existing investment sub-advisory agreement, without obtaining further approval of the affected Fund's shareholders.

Under the terms of the proposed Order, the Trust and AmSouth will be subject to several conditions imposed by the SEC. For instance, as requested in this proposal, shareholder approval is required before AmSouth and the Trust may implement the arrangement described above permitting them to enter into and materially amend investment sub-advisory agreements. Furthermore, within 90 days of a material change to a Fund's investment sub-advisory agreement, the Trust must provide the affected Fund's shareholders with an information statement that contains information about the sub-adviser, the investment sub-advisory agreement, and the investment sub-advisory fee. Another condition will require that a majority of the Board consist of Independent Trustees and that the nomination of new or additional Independent Trustees be at the discretion of the then-existing Independent Trustees. The Board currently satisfies both of these requirements.

Except as discussed herein, as of the date of this proxy statement, AmSouth is not aware of any reason why a Fund's current sub-adviser will not continue to serve in its capacity under terms substantially identical to the existing investment sub-advisory agreement.

The Board unanimously recommends that the shareholders of each Fund vote "FOR" approval of the policy described in Proposal 3. Unmarked proxies will be so voted.

OTHER BUSINESS

The Trustees do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

OTHER INFORMATION

Proxy Solicitation

The costs of the Meeting, including the solicitation of proxies, will be paid largely by AmSouth and its affiliates, although the Trust may bear some of the costs to the extent appropriate. The principal solicitation will be by mail, but proxies also may be solicited by telephone, telegraph, or personal interview by officers or agents of the Trust. The Trust will forward to record owners proxy materials for any beneficial owners that such record owners may represent.

Required Vote

Approval of each proposal requires the vote of a "majority of the outstanding voting securities" of each Fund entitled to vote on the proposal, which means the vote of 67% or more of each Fund's shares that are present at the Meeting, if the holders of more than 50% of the outstanding shares entitled to vote on the proposal are present or represented by proxy, or the vote of more than 50% of the outstanding shares of each Fund, whichever is less.

Shareholder Voting

Shareholders of record at the close of business on August 6, 2002 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each dollar value invested, and each fractional share is entitled to a proportionate fractional vote.

Exhibit E sets forth the number of shares of each Fund, representing the indicated number of votes outstanding as of the Record Date, as well as the persons known by the Trust to own beneficially five percent (5%) or more of the outstanding shares of each Fund, as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. As of the Record Date, the Trustees and officers of the Trust, as a group, beneficially owned less than one percent (1%) of the outstanding shares of each Fund.

Insurance companies that use shares of the Funds as funding media for their variable insurance contracts will vote shares of each Fund held by their separate accounts in accordance with instructions received from owners of the variable insurance contracts. An insurance company also will vote shares of each Fund held in such separate account for which it has not received timely instructions in the same proportion as it votes shares held by that separate account for which it has received instructions. An insurance company whose separate account invests in a Fund will vote shares held by its general account and its subsidiaries in the same proportion as other votes cast by its separate account in the aggregate.

In addition to voting in person at the Meeting, shareholders also may sign and mail the proxy card received with this proxy statement. Timely, properly executed proxies will be voted as instructed by shareholders. If no instructions are given on the proxy (but the proxy is properly executed), it will be voted FOR each proposal. In addition, shareholders may give voting instructions via touch-tone telephone by following the instructions enclosed with the proxy card. A shareholder may revoke his or her proxy at any time prior to its exercise by written notice addressed to the Secretary of the Trust at the address set forth on the cover of this proxy statement, or by voting in person at the Meeting. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

The presence in person or by proxy of the holders of a majority of a Fund's outstanding shares is required to constitute a quorum at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on a proposal before the Meeting.

Proxies that reflect abstentions or broker "non-votes" (that is, shares attributable to a contract held of record by brokers or nominees as to which (a) instructions have not been received from the beneficial owner or other persons entitled to vote and (b) the brokers or nominees do not have discretionary voting power on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Accordingly, assuming the presence of a quorum, abstentions and non-votes have the effect of a negative vote on a proposal.

In the event that a quorum is present at the Meeting but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of a proposal. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR a proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST a proposal against any such adjournment.

Shareholder Proposals

The Trust does not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Other Service Providers

BISYS Fund Services Ohio, Inc. serves as administrator to each Fund pursuant to an Administration Agreement dated as of March 1, 1999. BISYS Fund Services LP serves as the distributor of shares of each Fund pursuant to a Distribution Agreement dated June 1, 1997. The address of each is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

Prompt execution and return of the appropriate enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

By order of the Board of Trustees,

Alaina Metz
Secretary

August 12, 2002

EXHIBIT A

Form of Sub-Advisory Agreement

        AGREEMENT dated as of _____________, 2002, between AmSouth Investment Management Company, LLC, an investment adviser having its principal place of business in Alabama (herein called the "Investment Adviser"), and [ ], a [ ] having its principal place of business in [ ] (herein called the "Sub-Adviser").

        WHEREAS, Variable Insurance Funds (the "Trust"), a Massachusetts business trust having its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219-3035, is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

        WHEREAS, the Trust has retained the Investment Adviser to provide or procure investment advisory services on behalf of certain investment portfolios of the Trust pursuant to an investment advisory agreement dated September 16, 1997, as amended and restated May 21, 2001 (the "Advisory Agreement");

        WHEREAS, the Investment Adviser wishes to retain the Sub-Adviser to assist the Investment Adviser in providing investment advisory services in connection with each portfolio of the Trust as now or hereafter may be identified on Schedule A hereto, as such Schedule may be amended from time to time with the consent of the parties hereto (each a "Fund");

        WHEREAS, the Sub-Adviser is willing to provide such services to the Investment Adviser upon the terms and conditions and for the compensation set forth below;

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

        1. Appointment. The Investment Adviser hereby appoints the Sub-Adviser as its sub-adviser with respect to the Fund and the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

        2. Delivery of Documents. The Investment Adviser shall provide to the Sub-Adviser copies of the Trust's most recent prospectus and statement of additional information (including supplement thereto) which relate to any class of shares representing interests in the Fund (each such prospectus and statement of additional information as presently in effect, and as they shall from time to time be amended and supplemented, is herein respectively called a "Prospectus" and a "Statement of Additional Information").

        3. Sub-Advisory Services to the Fund.

                (a) Subject to the supervision of the Investment Adviser, the Sub-Adviser will provide a continual investment program for such portion, if any, of the Fund's assets, that is allocated to the Sub-Adviser by the Investment Adviser from time to time. With respect to such assets, the Sub-Adviser will: (i) provide investment research and credit analysis concerning the Fund's investments; (ii) place orders for all purchases and sales of the investments made for the Fund; (iii) maintain the books and records required in connection with its duties hereunder; and (iv) keep the Investment Adviser informed of developments materially affecting the Fund.

                (b) The Sub-Adviser will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities; provided that, notwithstanding this Paragraph 3(b), the liability of the Sub-Adviser for actions taken and non-actions with respect to the performance of services under this Agreement shall be subject to the limitations set forth in Paragraph 11(a) of this Agreement.

                (c) The Sub-Adviser will communicate to the Investment Adviser and to the Trust's custodian and Fund accountants as instructed by the Investment Adviser on each day that a purchase or sale of a security is effected for the Fund (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale will be affected, (iv) the CUSIP number of the security, if any, and (v) such other information as the Investment Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Advisory Agreement.

                (d) The Sub-Adviser will provide the services rendered by it hereunder in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information and such other guidelines as the Board of Trustees of the Trust ("Board") or the Investment Adviser may establish.

                (e) The Sub-Adviser will maintain records of the information set forth in Paragraph 3(c) hereof with respect to the securities transactions of the Fund and will furnish the Trust's Board with such periodic and special reports as the Board may reasonably request.

                (f) The Sub-Adviser will promptly review all (1) reports of current security holdings in the Fund, (2) summary reports of transactions and pending maturities (including the principal, cost and accrued interest on each portfolio security in maturity date order) and (3) current cash position reports (including cash available from portfolio sales and maturities and sales of the Fund's shares less cash needed for redemptions and settlement of portfolio purchases), all within a reasonable time after receipt thereof from the Trust and will report any errors or discrepancies in such reports to the Trust or its designee within three (3) business days after discovery of such discrepancies.

                (g) At such times as reasonably requested by the Board or the Investment Adviser, the Sub-Adviser will provide economic and investment analysis and reports, and make available to the Board and the Investment Adviser such economic, statistical, or investment services normally available to similar investment company clients of the Sub-Adviser.

                (h) The Sub-Adviser will make its portfolio managers and other appropriate personnel available to the Board and the Investment Adviser at reasonable times to review the Fund's investment policies and to consult with the Board and the Investment Adviser regarding the investment affairs of the Fund, including economic and statistical and investment matters relevant to the Sub-Adviser's duties hereunder, and the portfolio strategies employed.

                (i) The Sub-Adviser will provide the Investment Adviser with quarterly compliance reports and certifications in the forms requested by the Investment Adviser.

                (j) The Sub-Adviser will provide the Trust with reasonable evidence that, with respect to its activities on behalf of the Fund, the Sub-Adviser is maintaining (i) adequate fidelity bond insurance; and (ii) an appropriate Code of Ethics and related reporting procedures.

        4. Brokerage. The Sub-Adviser may place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders, the Sub-Adviser will consider the experience and skill of the firm's securities traders, as well as the firm's financial responsibility and administrative efficiency. The Sub-Adviser will use its best efforts to obtain the best price and the most favorable execution of its orders. Consistent with these obligations, the Sub-Adviser may, subject to the approval of the Board, select brokers on the basis of the research, statistical and pricing services they provide to the Fund. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that the amount of such commission is reasonable in relation to the value of the brokerage or research services provided, viewed either in terms of a particular transaction or the overall responsibility of the Sub-Adviser to the Fund and its other clients. In no instance will portfolio securities be purchased from or sold to the Trust's principal distributor, the Investment Adviser or any affiliate thereof (as the term "affiliate" is defined in the 1940 Act), except to the extent permitted by Securities and Exchange Commission exemptive order or by applicable law.

        5. Compliance with Laws: Confidentiality: Conflicts of Interest.

                (a) The Sub-Adviser agrees that it will comply with all applicable laws, rules and regulations of all federal and state regulatory agencies having jurisdiction over the Sub-Adviser in performance of its duties hereunder (herein called the "Rules").

                (b) The Sub-Adviser will treat confidentially and as proprietary information of the Trust all records and information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust.

                (c) The Sub-Adviser will maintain a policy and practice of conducting sub-advisory services hereunder independently of the banking operations of its affiliates. In making investment recommendations for the Fund, the Sub-Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Fund's account are bank customers of the Sub-Adviser's affiliates unless so required by applicable law. In dealing with their bank customers, affiliates of Sub-Adviser will not inquire or take into consideration whether securities of those customers are held by the Fund.

        6. Control by Trust's Board of Trustees. Any recommendations concerning the Fund's investment program proposed by the Sub-Adviser to the Fund and the Investment Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund pursuant thereto shall at all times be subject to any applicable directives of the Board of Trustees of the Trust.

        7. Services Not Exclusive. The Sub-Adviser's services hereunder are not deemed to be exclusive, and the Sub-Adviser shall be free to render similar or dissimilar services to others so long as its services under this Agreement are not impaired thereby.

        8. Books and Records. In compliance with the requirements of Rule 31a-3 of the Rules, and any other applicable Rule, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 and any other applicable Rule, the records required to be maintained by the Sub-Adviser hereunder pursuant to Rule 31a-1 and any other applicable Rule.

        9. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with the performance of its services under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. Notwithstanding the foregoing, the Sub-Adviser shall not bear expenses related to the operation of the Trust or any Fund including, but not limited to, taxes, interest, brokerage fees and commissions and any extraordinary expense items.

        10. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee computed daily and paid monthly in arrears on the first business day of each month equal to the lesser of (i) the fee at the applicable annual rates set forth on Schedule A hereto or (ii) such fee as may from time to time be agreed upon in writing by the Investment Adviser and the Sub-Adviser. If the fee payable to the Sub-Adviser pursuant to this paragraph begins to accrue after the beginning of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of a Fund's net assets shall be computed in the manner specified in the Prospectus and the Statement of Additional Information for the computation of the value of the Fund's net assets in connection with the determination of the net asset value of the Fund's shares. Payment of said compensation shall be the sole responsibility of the Investment Adviser and shall in no way be an obligation of the Fund or of the Trust.

        11. Limitation of Liability.

                (a) The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Adviser, the Trust or the Fund in connection with the matters to which Agreement relates, except that Sub-Adviser shall be liable to the Investment Adviser for a loss resulting from a breach of fiduciary duty by Sub-Adviser under the 1940 Act and other Rules with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement. The Sub-Adviser shall indemnify and hold harmless the Investment Adviser, the Trust, the Fund, their Trustees, officers and shareholders, from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys fees) which arise or result from the Sub-Adviser's willful misfeasance, bad faith or gross negligence in the performance of its duties or from the Sub-Adviser's reckless disregard of its obligations or duties under this Agreement. In no case shall the Sub-Adviser be liable for actions taken or non-actions with respect to the performance of services under this Agreement based upon specific information, instructions or requests given or made to the Sub-Adviser by the Investment Adviser.

                (b) The Investment Adviser shall be responsible at all times for supervising the Sub-Adviser, and this Agreement does not in any way limit the duties and responsibilities that the Investment Adviser has agreed to under the Advisory Agreement.

        12. Duration and Termination. This Agreement shall become effective as of the date hereof provided that it shall have been approved (a) by a vote of a majority of the members of the Board who are not parties to this Agreement or interested persons of the Trust, the Investment Adviser or the Sub-Adviser ("Independent Trustees"), cast in person at a meeting called for the purposes of voting on such approval; and (b) by a vote of a majority of the outstanding voting securities of the Fund. Unless sooner terminated as provided herein, this Agreement shall continue with respect to the Fund for an initial term of up to two years. Thereafter, if not terminated, this Agreement shall continue in effect for successive 12-month periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that this Agreement may be terminated with respect to the Fund (i) by the Trust at any time without the payment of any penalty by the Board, (ii) by vote of a majority of the outstanding voting securities of the Fund, (iii) by the Investment Adviser on 60 days written notice to the Sub-Adviser or (iv) by the Sub-Adviser on 60 days written notice to the Investment Adviser. Any notice of termination served on the Sub-Adviser by the Trust or the Investment Adviser shall be without prejudice to the obligation of the Sub-Adviser to complete transactions already initiated or acted upon with respect to the Fund. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meaning as such terms have in the 1940 Act.)

        13. Sub-Adviser's Representations. The Sub-Adviser hereby represents and warrants as follows:

                (a) it will manage each Fund so that each Fund will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and will comply with: (i) the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations issued thereunder; (ii) the Fund's investment objectives and investment policies; (iii) the Fund's Prospectus and Statement of Additional Information; (iv) the 1940 Act; and (v) any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies;

                (b) it will immediately notify the Trust and the Investment Adviser upon having a reasonable basis for believing that any Fund has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder; and

                (c) it will be responsible for making inquiries and for reasonably ensuring that any employee of the Sub-Adviser, any person or firm that the Sub-Adviser has employed or with which it has associated, or any employee thereof has not, to the best of the Sub-Adviser's knowledge, in any material connection with the handling of Trust assets: (i) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, or involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code; or (ii) been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit, or knowing misrepresentation; or (iii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provisions of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

        14. Insurance Company Offerees. All parties acknowledge that the Trust will offer its shares so that it may serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by insurance companies, as well as to qualified pension and retirement plans. The Investment Adviser and the Sub-Adviser agree that shares of the Funds may be offered only to the separate accounts and general accounts of insurance companies that are approved in writing by the Investment Adviser. The Investment Adviser agrees that shares of the Funds may be offered to separate accounts and the general account of New York Life Insurance Company and to separate accounts and the general accounts of any insurance companies that are affiliated with New York Life Insurance Company. The Sub-Adviser and the Investment Adviser agree that the Sub-Adviser shall be under no obligation to investigate insurance companies to which the Trust offers or proposes to offer its shares.

        15. Amendment of this Agreement. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought.

        16. Notification of Investment Adviser. The Sub-Adviser will promptly notify the Investment Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended; (b) the Sub-Adviser shall have been served or otherwise have notice of any action suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund or the Trust; or (c) any other occurrence that reasonably could have a material adverse impact on the ability of the Sub-Adviser to provide the services provided for in this Agreement.

        17. Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof.

        18. Privacy Policy. The Sub-Adviser acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Fund received from the Investment Adviser is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of Regulation S-P, and agrees that such information: (i) shall not be disclosed to any third party for any purpose without the written consent of the Investment Adviser unless permitted by exceptions set forth in Sections 248.14 or 248.15 of Regulation S-P; and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of Regulation S-P if so required.

        19. Anti-Money Laundering Compliance. The Sub-Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, and implementing regulations ("BSA"), the Trust has adopted an Anti-Money Laundering Policy. The Sub-Adviser agrees to comply with the Trust's Anti-Money Laundering Policy and the BSA, as the same may apply to the Sub-Adviser, now or in the future. The Sub-Adviser further agrees to provide to the Trust such reports, certifications and contractual assurances as may be requested by the Trust or the Investment Adviser.

        20. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be effected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties herein and their respective successors and shall be governed by Massachusetts law.

        The names "Variable Insurance Funds" and "Trustees of Variable Insurance Funds " refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Amended and Restated Declaration of Trust dated as of July 20, 1994 and amended and restated as of February 5, 1997, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Variable Insurance Funds" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

        IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                                                            AmSouth Investment Management Company, LLC

                                                                            By: _______________________________

                                                                            Title: ______________________________

                                                                            [ ]

                                                                            By: _______________________________

                                                                            Title: ______________________________

ated: _______ , 2002

Schedule A
to the Sub-Advisory Agreement
between AmSouth Investment Management Company, LLC and
[ ]

NAME OF FUND COMPENSATION*
[ ]	Annual rate of [____] of the average daily net assets of such Fund.

All fees are computed daily and paid monthly.

                                                                                                                            AmSouth Investment Management Company, LLC

                                                                                                                            By:________________________________
                                                                                                                            Name:______________________________
                                                                                                                            Title:_______________________________

                                                                                                                             [ ]

                                                                                                                            By:________________________________
                                                                                                                            Name:______________________________
                                                                                                                            Title:_______________________________

EXHIBIT B

Form of Sub-Advisory Agreement

        AGREEMENT dated as of __________, 2002, between AmSouth Investment Management Company, LLC, an investment adviser having its principal place of business in Alabama (herein called the "Investment Adviser") and [            ], a [ ] having its principal place of business in [ ] (herein called the "Sub-Adviser").

        WHEREAS, Variable Insurance Funds (the "Trust"), a Massachusetts business trust having its principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219-3035, is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

        WHEREAS, the Trust has retained the Investment Adviser to provide or procure investment advisory services on behalf of certain investment portfolios of the Trust pursuant to an investment advisory agreement dated September 16, 1997, as amended and restated May 21, 2001 (the "Advisory Agreement");

        WHEREAS, the Investment Adviser wishes to retain the Sub-Adviser to assist the Investment Adviser in providing investment advisory services in connection with each portfolio of the Trust as now or hereafter may be identified on Schedule A hereto, as such Schedule may be amended from time to time with the consent of the parties hereto (each a "Fund");

        WHEREAS, the Sub-Adviser is willing to provide such services to the Investment Adviser upon the terms and conditions and for the compensation set forth below;

        NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and intending to be legally bound hereby, it is agreed between the parties hereto as follows:

        1. Appointment. The Investment Adviser hereby appoints the Sub-Adviser its sub-adviser with respect to the Fund and the Sub-Adviser accepts such appointment and agrees to render the services herein set forth for the compensation herein provided. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and except as otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Trust, the Fund or the Investment Adviser in any way or otherwise be deemed to be an agent of the Trust or the Investment Adviser.

        2. Delivery of Documents. The Investment Adviser shall furnish to the Sub-Adviser copies of the following documents:

                (a) The Declaration of Trust of the Trust as in effect on the date hereof;

                (b) The By-laws of the Trust as in effect on the date hereof;

                (c) The resolutions of the Board approving the engagement of the Sub-Adviser as sub-adviser for the Fund and approving the form of this Agreement;

                (d) The resolutions of the Board selecting the Investment Adviser as investment adviser to the Fund and approving the form of the Investment Advisory Agreement with the Trust, on behalf of the Fund;

                (e) The Investment Advisory Agreement with the Trust, on behalf of the Fund;

                (f) Current copies of the registration statement, Prospectus and Statement of Additional Information of the Trust relating to the Fund;

                (g) Resolutions, policies and procedures adopted by the Board in respect of the management or operation of the Fund; and

                (h) A list of affiliated brokers and underwriters and other affiliates for compliance with applicable provisions of the Investment Company Act.

        The Investment Adviser shall furnish the Sub-Adviser from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to Items (a) through (h) above shall be provided within 30 days of the times such materials became available to the Investment Adviser and, until so provided, the Sub-Adviser may continue to rely on those documents previously provided. With respect to Items (g) and (h) above, the Sub-Adviser shall have a reasonable amount of time, giving due consideration to the nature of the information so provided, to process such information before it becomes effective as to the Sub-Adviser.

        3. Sub-Advisory Services to the Fund.

                (a) Subject to the supervision of the Investment Adviser, the Sub-Adviser will provide a continual investment program for such portion, if any, of the Fund's assets, that is allocated to the Sub-Adviser by the Investment Adviser from time to time. With respect to such assets, the Sub-Adviser will: (i) make investment decisions with respect to the investment and re-investment of the Fund's assets; (ii) place orders for all purchases and sales of the investments made for the Fund; (iii) maintain the books and records required in connection with its duties hereunder; and (iv) keep the Investment Adviser informed of developments materially affecting the Fund. The Investment Adviser shall retain direct portfolio management responsibility with respect to any assets of the Fund which are not allocated by it to the portfolio management of the Sub-Adviser.

                (b) The Sub-Adviser will use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities; provided that, notwithstanding this Paragraph 3(b), the liability of the Sub-Adviser for actions taken and non-actions with respect to the performance of services under this Agreement shall be subject to the limitations set forth in Paragraph 11(a) of this Agreement.

                (c) The Sub-Adviser will communicate to the Trust's custodian and Fund accountants as instructed by the Investment Adviser on each day that a purchase or sale of a security is effected for the Fund (i) the name of the issuer, (ii) the amount of the purchase or sale, (iii) the name of the broker or dealer, if any, through which the purchase or sale will be affected, (iv) the CUSIP or SEDOL number of the security, if any, and (v) such other information as the Investment Adviser may reasonably require for purposes of fulfilling its obligations to the Trust under the Advisory Agreement.

                (d) The Sub-Adviser will provide the services rendered by it hereunder in accordance with the Fund's investment objectives, policies and restrictions as stated in the Prospectus and Statement of Additional Information and such other guidelines as the Board of Trustees of the Trust ("Board") may establish and which are provided to Sub-Adviser in accordance with Section 2 of this Agreement.

                (e) The Sub-Adviser will maintain records of the information set forth in Paragraph 3(c) hereof with respect to the securities transactions of the Fund and will furnish the Trust's Board with such periodic and special reports as the Board may reasonably request.

                (f) After each month-end the Sub-Adviser will promptly review all (1) reports of current security holdings in the Fund, (2) summary reports of transactions and pending maturities (including the principal, cost and accrued interest on each portfolio security in maturity date order) and (3) current cash position reports (including cash available from portfolio sales and maturities and sales of the Fund's shares less cash needed for redemptions and settlement of portfolio purchases), all within a reasonable time after receipt thereof from the Trust and will report any errors or discrepancies in such reports to the Trust or its designee within three (3) business days after discovery of such discrepancies.

                (g) At such times as reasonably requested by the Board or the Investment Adviser, the Sub-Adviser will provide economic and investment analysis and reports, and make available to the Board and the Investment Adviser such economic, statistical, or investment services normally available to similar investment company clients of the Sub-Adviser.

                (h) The Sub-Adviser will make its portfolio managers and other appropriate personnel available to the Board and the Investment Adviser at reasonable times to review the Fund's investment policies and to consult with the Board and the Investment Adviser regarding the investment affairs of the Fund, including economic and statistical and investment matters relevant to the Sub-Adviser's duties hereunder, and the portfolio strategies employed.

                (i) The Sub-Adviser will provide the Investment Adviser with quarterly compliance reports and certifications in the forms reasonably requested by the Investment Adviser.

                (j) The Sub-Adviser will provide the Trust with reasonable evidence that, with respect to its activities on behalf of the Fund, the Sub-Adviser is maintaining (i) adequate fidelity bond insurance; and (ii) an appropriate Code of Ethics and related reporting procedures.

        4. Brokerage. The Sub-Adviser may place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer. In placing orders, the Sub-Adviser will consider the factors it deems relevant, including, as applicable, the experience and skill of the firm's securities traders, as well as the firm's financial responsibility and administrative efficiency. The Sub-Adviser will use its best efforts to obtain the best price and the most favorable execution of its orders. Consistent with these obligations, and in selecting a broker to execute a particular transaction, the Sub-Adviser may consider the brokerage and research services provided to the Fund and other accounts over which the Sub-Adviser exercises investment discretion. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Sub-Adviser determines in good faith that the amount of such commission is reasonable in relation to the value of the brokerage or research services provided, viewed either in terms of a particular transaction or the overall responsibility of the Sub-Adviser to the Fund and its other clients. Compensation received by the Sub-Adviser pursuant to this Agreement shall not be reduced by any benefits received by the Sub-Adviser pursuant to this section. The Sub-Adviser may direct brokerage to whomever it deems appropriate consistent with the foregoing. In no instance will portfolio securities be purchased from or sold to the Trust's principal distributor, the Investment Adviser or any affiliate thereof (as the term "affiliate" is defined in the 1940 Act), except to the extent permitted by Securities and Exchange Commission ("SEC") exemptive order or by applicable law.

        5. Compliance with Laws: Confidentiality: Conflicts of Interest.

                (a) The Sub-Adviser agrees that it will comply with all applicable laws, rules and regulations of all federal and state regulatory agencies having jurisdiction over the Sub-Adviser in performance of its duties hereunder (herein called the "Rules").

                (b) The Sub-Adviser will treat confidentially and as proprietary information of the Trust all records and information relative to the Trust and prior, present or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except (i) after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply; (ii) after notification to the Investment Adviser or Trust, in response to regulatory inspection requests or other regulatory inquiries, or (iii) when so requested by the Investment Adviser or the Trust.

                (c) It is understood that any non-public information or non-public recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Adviser, Trust or such persons as the Investment Adviser may designate in connection with the business of the Fund.

        6. Control by Trust's Board of Trustees. Any recommendations concerning the Fund's investment program proposed by the Sub-Adviser to the Fund and the Investment Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund pursuant thereto shall at all times be subject to any applicable directives of the Board of Trustees of the Trust.

        7. Services Not Exclusive. The Sub-Adviser's services hereunder are not deemed to be exclusive, and the Sub-Adviser shall be free to render similar or dissimilar services to others. The Investment Adviser understands, and has advised the Trust's Board of Trustees, that the Sub-Adviser now acts, and may in the future act, as an investment adviser to fiduciary and other managed accounts, and as investment adviser, sub-investment adviser, and/or administrator to other investment companies. The Investment Adviser has no objection to the Sub-Adviser's acting in such capacities, provided that whenever the purchase or sale of securities or other investments of the same issuer may be deemed by the Sub-Adviser to be suitable for two or more Funds, investment companies or accounts managed by the Sub-Adviser, the available securities or investments will be allocated in a manner believed by the Sub-Adviser to be equitable to each of them. It is recognized and acknowledged by the Investment Adviser that in some cases this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained for or disposed of by the Fund. In addition, the Investment Adviser understands, and has advised the Trust's Board of Trustees, that the persons employed by the Sub-Adviser to assist in the Sub-Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement will be deemed to limit or restrict the right of the Sub-Adviser or any of its affiliates to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

        8. Books and Records. In compliance with the requirements of Rule 31a-3 of the Rules, and any other applicable Rule, the Sub-Adviser hereby agrees that all records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such records upon the Trust's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 and any other applicable Rule, the records required to be maintained by the Sub-Adviser hereunder pursuant to Rule 31a-1 and any other applicable Rule.

        9. Expenses. During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with the performance of its services under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Fund. Notwithstanding the foregoing, the Sub-Adviser shall not bear expenses related to the operation of the Trust or any Fund including, but not limited to, taxes, interest, brokerage fees and commissions and any extraordinary expense items.

        10. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Investment Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee computed daily and paid monthly in arrears on the first business day of each month equal to the lesser of (i) the fee at the applicable annual rates set forth on Schedule A hereto or (ii) such fee as may from time to time be agreed upon in writing by the Investment Adviser and the Sub-Adviser. If the fee payable to the Sub-Adviser pursuant to this paragraph begins to accrue after the beginning of any month or if this Agreement terminates before the end of any month, the fee for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating fees, the value of a Fund's net assets shall be computed in the manner specified in the Prospectus and the Statement of Additional Information for the computation of the value of the Fund's net assets in connection with the determination of the net asset value of the Fund's shares. Payment of said compensation shall be the sole responsibility of the Investment Adviser and shall in no way be an obligation of the Fund or of the Trust.

        11. Limitation of Liability.

                (a) The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Investment Adviser, the Trust or the Fund in connection with the matters to which Agreement relates, except that Sub-Adviser shall be liable to the Investment Adviser for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement. In no case shall the Sub-Adviser be liable for actions taken or non-actions with respect to the performance of services under this Agreement based upon specific information, instructions or requests given or made to the Sub-Adviser by the Investment Adviser.

                (b) Investment Adviser shall be responsible at all times for supervising the Sub-Adviser, and this Agreement does not in any way limit the duties and responsibilities that the Investment Adviser has agreed to under the Advisory Agreement.

        12. Duration and Termination. This Agreement shall become effective as of the date hereof provided that it shall have been approved (a) by a vote of a majority of the members of the Board who are not parties to this Agreement or interested persons of the Trust, the Investment Adviser or the Sub-Adviser ("Independent Trustees"), cast in person at a meeting called for the purposes of voting on such approval; and (b) by a vote of a majority of the outstanding voting securities of the Fund. Unless sooner terminated as provided herein, this Agreement shall continue with respect to the Fund for an initial term of up to two years. Thereafter, if not terminated, this Agreement shall continue in effect for successive 12-month periods, provided such continuance is specifically approved at least annually (a) by the vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that this Agreement may be terminated with respect to the Fund (i) by the Trust at any time without the payment of any penalty by the Board, (ii) by vote of a majority of the outstanding voting securities of the Fund, (iii) by the Investment Adviser on 60 days written notice to the Sub-Adviser or (iv) by the Sub-Adviser on 60 days written notice to the Investment Adviser. Any notice of termination served on the Sub-Adviser by the Trust or the Investment Adviser shall be without prejudice to the obligation of the Sub-Adviser to complete transactions already initiated or acted upon with respect to the Fund. This Agreement will also immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meaning as such terms have in the 1940 Act.)

        13. Sub-Adviser's Representations. The Sub-Adviser hereby represents and warrants as follows:

                (a) it will manage each Fund so that each Fund will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and will comply with: (i) the diversification requirements of Section 817(h) of the Internal Revenue Code and the regulations issued thereunder; (ii) the Fund's investment objectives and investment policies; (iii) the Fund's Prospectus and Statement of Additional Information; (iv) the 1940 Act; and (v) any other rules and regulations pertaining to investment vehicles underlying variable annuity or variable life insurance policies identified 30 days in advance in writing, by the Investment Adviser or the Trust to Sub-Adviser;

                (b) it will immediately notify the Trust and the Investment Adviser upon having a reasonable basis for believing that any Fund has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder; and

                (c) it will be responsible for making inquiries and for reasonably ensuring that any employee or Associated Person (as defined by the 1940 Act) of the Sub-Adviser has not, to the best of the Sub-Adviser's knowledge, in any material connection with the handling of Trust assets: (i) been convicted, in the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion, or misappropriation of funds or securities, or involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code; or (ii) been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provisions of federal or state securities laws involving fraud, deceit, or knowing misrepresentation.

        14. Insurance Company Offerees. All parties acknowledge that the Trust will offer its shares so that it may serve as an investment vehicle for variable annuity contracts and variable life insurance policies issued by insurance companies, as well as to qualified pension and retirement plans and certain other eligible investors. The Investment Adviser and the Sub-Adviser acknowledge that shares of the Funds may be offered only to investors that are approved in writing by the Investment Adviser. The Sub-Adviser and the Investment Adviser agree that the Sub-Adviser shall be under no obligation to investigate insurance companies to which the Trust offers or proposes to offer its shares or otherwise be responsible for sales by the Trust or any other party's compliance with this Section.

        15. Amendment of this Agreement. No provision of this Agreement may be changed, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, discharge or termination is sought.

        16. Notification of Investment Adviser. The Sub-Adviser will promptly notify the Investment Adviser in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended; (b) the Sub-Adviser shall have been served or otherwise have notice of any action suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund or the Trust; or (c) any other occurrence that reasonably could have a material adverse impact on the ability of the Sub-Adviser to provide the services provided for in this Agreement.

        17. Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof.

        18. Privacy Policy. The Sub-Adviser acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Fund received from the Investment Adviser is subject to the limitations on redisclosure and reuse set forth in Section 248.11 of Regulation S-P, and agrees that such information: (i) shall not be disclosed to any third party for any purpose without the written consent of the Investment Adviser unless permitted by exceptions set forth in Sections 248.14 or 248.15 of Regulation S-P; and (ii) shall be safeguarded pursuant to procedures adopted under Section 248.30 of Regulation S-P if so required.

        19. References to the Investment Adviser and Sub-Adviser. During the term of this Agreement, each party agrees to furnish to the other party at its principal office all prospectuses, proxy statements, reports to stockholders, sales literature or other material prepared for distribution to sales personnel, shareholders of the Trust or the public, which refer to the other party or its clients in any way, prior to use thereof and not to use such material if the other party reasonably objects in writing five business days (or such other time as may be mutually agreed upon) after receipt thereof. Sales literature may be furnished to the other party by first-class or overnight mail, facsimile transmission equipment or hand delivery.

        20. Client Suitability. The Investment Adviser understands and agrees that the Sub-Adviser, as part of its duties hereunder, is not responsible for determining whether or not the Fund is suitable and appropriate investments for the clients who invest in such.

        21. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be effected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties herein and their respective successors and shall be governed by Massachusetts law.

The names "Variable Insurance Funds" and "Trustees of Variable Insurance Funds" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under an Amended and Restated Declaration of Trust dated as of July 20, 1994 and amended and restated as of February 5, 1997, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Variable Insurance Funds" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                                                                 AmSouth Investment Management Company, LLC

                                                                                                          By: _______________________________

                                                                                                          Title: ______________________________

                                                                                                          [ ]

                                                                                                           By: _______________________________

                                                                                                           Title: ______________________________

                                                                                                                                                                               Dated: _______ , 2002

Schedule A
to the Sub-Advisory Agreement
between AmSouth Investment Management Company, LLC and
[ ]
NAME OF FUND	COMPENSATION
[ ]	[ ]% on the first $40 million of average aggregate daily net assets and [ ]% on assets in excess of $40 million.

All fees are computed daily and paid monthly.

                                                                                                                    AmSouth Investment Management Company, LLC

                                                                                                                    By:______________________________
                                                                                                                    Name:____________________________
                                                                                                                    Title:_____________________________

                                                                                                                    [ ]

                                                                                                                    By:________________________________
                                                                                                                    Name:______________________________
                                                                                                                    Title:_______________________________

EXHIBIT C

OakBrook Investments LLC ("OakBrook")

        OakBrook and its predecessor organizations have a history of money management dating from 1998. As of May 31, 2002, OakBrook had approximately $453 million of assets under management. OakBrook, located at 701 Warrenville, Road, Suite 335, Lisle, IL 60532, is a Delaware limited liability company and is registered with the Securities and Exchange Commission as an investment adviser. OakBrook is 50% owned by AmSouth Bank, the parent company of the AmSouth, and 50% owned by Neil Wright, Janna Sampson and Peter Jankovskis.

        The following is a list of the directors and principal executive officer of OakBrook.
Name	Position(s) and Principal Occupation with OakBrook
Neil Wright	President and Chief Investment Officer
Janna L. Sampson	Director of Portfolio Management and Administration
Peter Jankovskis	Director of Research and Product Development
Geoffrey A. von Kuhn	Member
T. Kurt Miller	Member

___________________________
The business address of Messrs. Wright and Jankovskis and Ms. Sampson is 701 Warrenville Road, Suite 335, Lisle, IL 60532. The business address of Messrs. von Kuhn and Miller is 1901 Sixth Avenue North, Birmingham, AL 35203.

EXHIBIT D

Dimensional Fund Advisors Inc. ("Dimensional")

        Dimensional has a history of money management dating from 1981. As of May 31, 2002, Dimensional had approximately $39 billion of assets under management. Dimensional is located at 1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401. Dimensional controls DFA Securities Inc. ("DFA Securities"), Dimensional Fund Advisors Ltd. ("DFAL") and DFA Australia Limited ("DFA Australia"). DFA Securities is an Illinois corporation and is a limited purpose broker-dealer which supervises the sales of shares of the mutual funds managed by Dimensional. DFAL is a company organized under the laws of England, registered with the SEC and a member of the Financial Services Authority, a self-regulatory organization for investment managers operating under the laws of England. DFA Australia is a company organized under the laws of Australia, registered with the SEC and the Australian Securities and Investments Commission.

        The following is a list of the directors and the principal executive officer of Dimensional.
Name	Position(s) and Principal Occupation with Dimensional
Eugene F. Fama Sr.	Director
John A. McQuown	Director
Lloyd Stockel	Director
David G. Booth	Chairman, Chief Executive Officer and President
Rex A. Sinquefield	Chairman, Chief Investment Officer

Other Investment Company Clients

        Dimensional also serves as investment advisor or sub-advisor to the following U.S. registered investment companies, which have investment objectives similar to the AmSouth International Equity Fund, at the fee rates set forth below.

Fund	Approximate Net Assets May 31, 2002 (in millions)	Annual Advisory Fee
		Management Fee	Administrative Fee
DFA International Value Portfolio	$ 474	0.20%	0.20%
DFA International Value Portfolio II	$ 43	0.20%	0.01%
DFA International Value Portfolio III	$ 233	0.20%	0.01%
DFA International Value Portfolio IV	$ 100	0.20%	0.20% first $40m 0.00% thereafter
AAM/DFA International High BtM Portfolio	$ 129	0.20%	0.01%
DFA International Value Series	$ 331 *	0.20%	0.00%
VA International Value Portfolio	$ 27	0.40%	0.00%
SA International HBTM Fund	$ 119	0.38%**	0.00%

* Assets represent only assets invested directly into the Series, the 5 portfolios listed above are feeders into this Series but their assets are not included in this number.

** Sub-advisory fee. Waived from July 1, 2001 to June 30, 2002.

EXHIBIT E
Fund	Number of Shares	Number of Votes
AmSouth Mid Cap Fund	616,641.383	3,588,852.8490
AmSouth International Equity Fund	1,034,427.95	6,692,748.8365
AmSouth Large Cap Fund	815,839.13	5,531,389.3014
AmSouth Enhanced Market Fund	723,803.912	4,675,773.2715
5% Beneficial Owner and Address	Share Balance	Percentage
AmSouth Mid Cap Fund New York Life Insurance and Annuity Company 51 Madison Avenue New York, NY 10010	616,641.383	99.99%
AmSouth International Equity Fund New York Life Insurance and Annuity Company 51 Madison Avenue New York, NY 10010	1,034,427.950	99.99%
AmSouth Large Cap Fund New York Life Insurance and Annuity Company 51 Madison Avenue New York, NY 10010	815,839.130	99.99%
AmSouth Enhanced Market Fund New York Life Insurance and Annuity Company 51 Madison Avenue New York, NY 10010	723,803.912	99.99%

Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219-3035
1-800-451-8382

PROXY

To Vote by Telephone:

1) Read the Proxy Statement and have the Proxy card below at hand.

2) Call 1-800-690-6903.

3) Enter the 14-digit control number set forth on the Proxy card at left and follow the simple instructions.

CONTROL NUMBER: *** 999 999 999 999 99 ***

AmSouth Mid Cap Fund

PROXY

The undersigned, revoking all prior proxies, hereby appoints Rodney Ruehle and Jeffrey Cusick and each of them, with full power of substitution, as proxies of the undersigned to appoint proxies and vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of the above-referenced fund, to be held at 10:00 a.m., Eastern Time, on September 13, 2002 at BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth in this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting.

THIS PROXY CARD IS VALID ONLY

WHEN SIGNED AND DATED.

Date , 2002

Signature (PLEASE SIGN WITHIN THE BOX)

Please fill in box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF VARIABLE INSURANCE FUNDS (THE "TRUST"). The Board of Trustees recommends that you vote FOR Proposals 1 and 2.

Vote On Proposals

FOR AGAINST ABSTAIN

1. To approve a proposed investment sub-advisory agreement between AmSouth Investment Management Company, LLC and OakBrook Investments, LLC with respect to the AmSouth Mid Cap Fund.

2. To approve a policy to permit the AmSouth Investment Management Company, LLC and the Trust to enter into, or materially amend, sub-advisory agreements without obtaining shareholder approval.

AMSOUTH MID CAP FUND

Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219-3035
1-800-451-8382

PROXY

To Vote by Telephone:

1) Read the Proxy Statement and have the Proxy card below at hand.

2) Call 1-800-690-6903.

3) Enter the 14-digit control number set forth on the Proxy card at left and follow the simple instructions.

CONTROL NUMBER: *** 99 999 999 999 99 ***

AmSouth International Equity Fund

PROXY

The undersigned, revoking all prior proxies, hereby appoints Rodney Ruehle and Jeffrey Cusick and each of them, with full power of substitution, as proxies of the undersigned to appoint proxies and vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of the above-referenced fund, to be held at 10:00 a.m., Eastern Time, on September 13, 2002 at BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth in this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Date , 2002

Signature (PLEASE SIGN WITHIN THE BOX)

Please fill in box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF VARIABLE INSURANCE FUNDS (THE "TRUST"). The Board of Trustees recommends that you vote FOR Proposals 1 and 2.

Vote On Proposals

FOR AGAINST ABSTAIN

1. To approve a proposed investment sub-advisory agreement between AmSouth Investment Management Company, LLC and Dimensional Fund Advisors Inc. with respect to the AmSouth International Equity Fund.

2. To approve a policy to permit AmSouth Investment Management Company, LLC and the Trust to enter into, or materially amend, sub-advisory agreements without obtaining shareholder approval.

AMSOUTH INTL EQUITY FUND

Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219-3035
1-800-451-8382

PROXY

1) Read the Proxy Statement and have the Proxy cardbelow at hand.

2) Call 1-800-690-6903.

3) Enter the 14-digit control number set forth on the Proxy card at left and follow the simple instructions.

CONTROL NUMBER: *** 999 999 999 999 99 ***

AmSouth Large Cap Fund
AmSouth Enhanced Market Fund

PROXY

The undersigned, revoking all prior proxies, hereby appoints Rodney Ruehle and Jeffrey Cusick and each of them, with full power of substitution, as proxies of the undersigned to appoint proxies and vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of the above-referenced fund, to be held at 10:00 a.m., Eastern Time, on September 13, 2002 at BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth in this proxy and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Date , 2002

Signature (PLEASE SIGN WITHIN THE BOX)

Please fill in box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF VARIABLE INSURANCE FUNDS (THE "TRUST"). The Board of Trustees recommends that you vote FOR Proposal 1.

Vote On Proposal

FOR AGAINST ABSTAIN

1. To approve a policy to permit AmSouth Investment Management Company, LLC and the Trust to enter into, or materially amend, sub-advisory agreements without obtaining shareholder approval.

AMSOUTH LG CAP/ENHANCED/SELEQ/CAP GWTH FUNDS

Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219-3035
1-800-451-8382

PROXY

To Vote by Telephone:

1) Read the Proxy Statement and have the Voting Instruction Card below at hand.

2) Call 1-800-690-6903.

3) Enter the 14-digit control number set forth on the Voting Instruction Card at left and follow the simple instructions.

CONTROL NUMBER: *** 999 999 999 999 99 ***

New York Life Insurance and Annuity Corporation

AmSouth Mid Cap Fund

VOTING

INSTRUCTION CARD

The undersigned, revoking all prior proxies, hereby appoints the above-referenced Insurance Company to appoint proxies and vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of the above-referenced fund, to be held at 10:00 a.m., Eastern Time, on September 13, 2002 at BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth in this Voting Instruction Card and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting.

THIS VOTING INSTRUCTION CARD IS VALID ONLY

WHEN SIGNED AND DATED.

Date , 2002

Signature (PLEASE SIGN WITHIN THE BOX)

Please fill in box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE BOARD OF TRUSTEES OF VARIABLE INSURANCE FUNDS (THE "TRUST"). The Board of Trustees recommends that you vote FOR Proposals 1 and 2.

Vote On Proposals

FOR AGAINST ABSTAIN

1. To approve a proposed investment sub-advisory agreement between AmSouth Investment Management Company, LLC and OakBrook Investments, LLC with respect to the AmSouth Mid Cap Fund.

2. To approve a policy to permit the AmSouth Investment Management Company, LLC and the Trust to enter into, or materially amend, sub-advisory agreements without obtaining shareholder approval.

AMSOUTH MID CAP FUND VIC

Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219-3035
1-800-451-8382

PROXY

To Vote by Telephone:

1) Read the Proxy Statement and have the Voting Instruction Card below at hand.

2) Call 1-800-690-6903.

3) Enter the 14-digit control number set forth on the Voting Instruction Card at left and follow the simple instructions.

CONTROL NUMBER: *** 999 999 999 999 99 ***

New York Life Insurance and Annuity Company

AmSouth International Equity Fund

VOTING

INSTRUCTION CARD

The undersigned, revoking all prior proxies, hereby appoints the above-referenced Insurance Company to appoint proxies and vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of the above-referenced fund, to be held at 10:00 a.m., Eastern Time, on September 13, 2002 at BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth in this Voting Instruction Card and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting.

THIS VOTING INSTRUCTION CARD IS VALID ONLY

WHEN SIGNED AND DATED.

Date , 2002

Signature (PLEASE SIGN WITHIN THE BOX)

Please fill in box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE BOARD OF TRUSTEES OF VARIABLE INSURANCE FUNDS (THE "TRUST"). The Board of Trustees recommends that you vote FOR Proposals 1 and 2.

Vote On Proposals

FOR AGAINST ABSTAIN

1. To approve a proposed investment sub-advisory agreement between AmSouth Investment Management Company, LLC and Dimensional Fund Advisors Inc. with respect to the AmSouth International Equity Fund.

2. To approve a policy to permit AmSouth Investment Management Company, LLC and the Trust to enter into, or materially amend, sub-advisory agreements without obtaining shareholder approval.

AMSOUTH INTL EQUITY FUND VIC

Variable Insurance Funds
3435 Stelzer Road
Columbus, Ohio 43219-3035
1-800-451-8382

PROXY

To Vote by Telephone:

1) Read the Proxy Statement and have the Voting Instruction Card below at hand.

2) Call 1-800-690-6903.

3) Enter the 14-digit control number set forth on the Voting Instruction Card at left and follow the simple instructions.

CONTROL NUMBER: *** 999 999 999 999 99 ***

New York Life Insurance and Annuity Company

AmSouth Large Cap Fund

AmSouth Enhanced Market Fund

VOTING INSTRUCTION CARD

The undersigned, revoking all prior proxies, hereby appoints the above-referenced Insurance Company to appoint proxies and vote all shares of beneficial interest that the undersigned is entitled in any capacity to vote at the special meeting of shareholders of the above-referenced fund, to be held at 10:00 a.m., Eastern Time, on September 13, 2002 at BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219, or as adjourned from time to time (the "Meeting"), on the matters set forth in this Voting Instruction Card and referred to in the proxy statement for the Meeting, and, in their discretion, upon all matters incident to the conduct of the Meeting and upon such other matters as may be properly brought before the Meeting.

THIS VOTING INSTRUCTION CARD IS VALID ONLY

WHEN SIGNED AND DATED.

Date , 2002

Signature (PLEASE SIGN WITHIN THE BOX)

Please fill in box(es) as shown using black or blue ink or number 2 pencil.

PLEASE DO NOT USE FINE POINT PENS.

THIS VOTING INSTRUCTION CARD IS SOLICITED BY THE BOARD OF TRUSTEES OF VARIABLE INSURANCE FUNDS (THE "TRUST"). The Board of Trustees recommends that you vote FOR Proposal 1.

Vote On Proposal

FOR AGAINST ABSTAIN

1. To approve a policy to permit AmSouth Investment Management Company, LLC and the Trust to enter into, or materially amend, sub-advisory agreements without obtaining shareholder approval.

AMSOUTH LG CAP/ENHANCED/SELEQ/CAP GWTH FUNDS VIC